LIBERTY EQUITY FUND, VARIABLE SERIES

                   Supplement to Prospectus dated May 1, 2003

The following replaces the text describing the portfolio managers for the Liberty Equity Fund, Variable Series ("Equity Fund") under the section TRUST MANAGEMENT ORGANIZATIONS; INVESTMENT ADVISOR:

Paul J. Berlinguet, co-head of the Large Cap Growth Team of Columbia Management Advisors, Inc. ("Columbia"), has co-managed the Equity Fund since October 2003. Prior to joining Columbia in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Investment Team and a large cap growth portfolio manager at Baring Asset Management. Mr. Berlinguet holds an M.S.M. degree in Management from Lesley University and a B.S.B.A. degree in Marketing from Suffolk University.

Alexander S. Macmillan, CFA, co-head of Columbia's Large Cap Growth team, and a senior vice president of Columbia, has co-managed the Equity Fund since July 2003. He has been with Columbia and its predecessors since 1989. Mr. Macmillan received an M.B.A. degree from the Amos Tuck School of Dartmouth College.





                                                               October 20, 2003